Exhibit 4.1

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of October 15, 2024, by and among GANNETT CO., INC., a Delaware corporation (the “Company”), GANNETT HOLDINGS, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (the “Issuer”), the Guarantors party hereto and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as trustee under the indenture referred to below (the “Trustee”).

W I T N E S S E T H :

WHEREAS, the Company, the Issuer, the Guarantors and the Trustee have heretofore executed an indenture, dated as of October 15, 2021 (as amended, supplemented or otherwise modified, the “Indenture”), providing for the issuance of the Company’s 6.000% First Lien Notes due 2026 (the “Notes”), initially in the aggregate principal amount of $400,000,000;

WHEREAS, the Company and the Issuer have distributed an Offer to Exchange and Consent Solicitation Statement (the “Offer to Exchange”) and the accompanying Consent to the holders of the Notes in connection with the solicitation of consents to the proposed amendments as described in the Offer to Exchange (the “Proposed Amendments”) that provide for the elimination of substantially all of the restrictive covenants and certain of the default provisions and the elimination or amendment of certain related provisions in the Indenture;

WHEREAS, the holders of at least a majority of the aggregate principal amount of the Notes outstanding, not owned by the Company or any of its affiliates, have consented to the Proposed Amendments;

WHEREAS, pursuant to Section 9.02 of the Indenture, the Issuer, the Trustee and the Guarantors are authorized to execute and deliver this Supplemental Indenture with the consent of the holders of at least a majority of the aggregate principal amount of the Notes outstanding;

WHEREAS, the execution and delivery of this instrument has been duly authorized and all conditions and requirements necessary to make this instrument a valid and binding agreement have been duly performed and complied with.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby mutually agree as follows:

1.
Defined Terms.  All capitalized terms used but not defined in this Supplemental Indenture shall have the meanings ascribed to such terms in the Indenture  The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular Section hereof.

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2.	Amendment.

(a)	Section 4.03 (Reports) of the Indenture is amended and restated in its entirety to read as follows:

“[Intentionally omitted.]”

(b)	Section 4.04 (Compliance Certificate) of the Indenture is amended and restated in its entirety to read as follows:

“[Intentionally omitted.]”

(c)	Section 4.07 (Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock) of the Indenture is amended and restated in its entirety to read as follows:

“[Intentionally omitted.]”

(d)	Section 4.08 (Limitation on Incurrence of Layered Indebtedness) of the Indenture is amended and restated in its entirety to read as follows:

“[Intentionally omitted.]”

(e)	Section 4.09 (Limitation on Restricted Payments) of the Indenture is amended and restated in its entirety to read as follows:

“[Intentionally omitted.]”

(f)	Section 4.10 (Liens) of the Indenture is amended and restated in its entirety to read as follows:

“[Intentionally omitted.]”

(g)	Section 4.11 (Change of Control) of the Indenture is amended and restated in its entirety to read as follows:

“[Intentionally omitted.]”

(h)	Section 4.12 (Company Existence) of the Indenture is amended and restated in its entirety to read as follows:

“[Intentionally omitted.]”

(i)	Section 4.13 (Future Guarantors) of the Indenture is amended and restated in its entirety to read as follows:

“[Intentionally omitted.]”

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(j)	Section 4.14 (Limitations on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries) of the Indenture is amended and restated in its entirety to read as follows:

“[Intentionally omitted.]”

(k)	Section 4.15 (Asset Sales) of the Indenture is amended and restated in its entirety to read as follows:

“[Intentionally omitted.]”

(l)	Section 4.17 (Limitations on Transactions with Affiliates) of the Indenture is amended and restated in its entirety to read as follows:

“[Intentionally omitted.]”

(m)	Section 4.18 (Suspension of Covenants) of the Indenture is amended and restated in its entirety to read as follows:

“[Intentionally omitted.]”

(n)	Section 5.01(b) of the Indenture is amended and restated in its entirety to read as follows:

“[Intentionally omitted;] and”

(o)	Section 6.01(5) of the Indenture is amended and restated in its entirety to read as follows:

“[Intentionally omitted;]”

(p)	Section 6.01(6) of the Indenture is amended and restated in its entirety to read as follows:

“[Intentionally omitted;]”

(q)	Section 6.01(7) of the Indenture is amended and restated in its entirety to read as follows:

“[Intentionally omitted;]”

(r)	Section 6.01(8) of the Indenture is amended and restated in its entirety to read as follows:

“[Intentionally omitted;]”

(s)	Section 6.01(10) of the Indenture is amended and restated in its entirety to read as follows:

“[Intentionally omitted.]”

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(t)
The Indenture is hereby amended by deleting (i) any definitions from the Indenture with respect to which references would be eliminated as a result of the amendments to the Indenture pursuant to clauses (a) through (s) above and (ii) any references in the Indenture to the sections or clauses that have been deleted from the Indenture pursuant to this Section 2.

(u)
Effective as of the date hereof, none of the Company, the Issuer, any Guarantor, the Trustee, the Notes Collateral Agent, the Registrar, the Paying Agent and the Authenticating Agent or other parties to or beneficiaries of the Indenture shall have any rights, obligations or liabilities under such sections or clauses that have been deleted from the Indenture pursuant to this Section 2 and such sections or clauses shall not be considered in determining whether a Default or Event of Default has occurred or whether the Company, the Issuer or the Guarantors have observed, performed or complied with the provisions of the Indenture.

3.
Ratification of Indenture; Supplemental Indentures Part of Indenture.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

4.
Effectiveness and Operative Date.  This Supplemental Indenture shall become effective and binding upon execution by all parties hereto.  Notwithstanding the foregoing sentence, the Proposed Amendments to the Indenture set forth in Section 2 hereof shall become operative only upon the Final Settlement Date (as defined in the Offer to Exchange) in accordance with the terms and conditions set forth in the Offer to Exchange.

5.	Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.	Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

7.
Counterparts.  The parties may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.  Delivery by electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

8.	Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.

[Remainder of page intentionally left blank.]
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IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed as of the day and year first written above.

GANNETT CO., INC.

By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	President and Chief Executive Officer

[Signature Page to First Supplemental Indenture]

GANNETT HOLDINGS LLC
By: GANNETT CO., INC., as its Sole Member

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: President and Chief Executive Officer

[Signature Page to First Supplemental Indenture]

BRIDGETOWER MEDIA HOLDING COMPANY
CA ALABAMA HOLDINGS, INC.
CA LOUISIANA HOLDINGS, INC.
CA MASSACHUSETTS HOLDINGS, INC.
CA NORTH CAROLINA HOLDINGS, INC.
CA SOUTH CAROLINA HOLDINGS, INC.
COPLEY OHIO NEWSPAPERS, INC.
DAILY JOURNAL OF COMMERCE, INC.
DAILY REPORTER PUBLISHING COMPANY
DB ACQUISITION, INC.
DB ARKANSAS HOLDINGS, INC.
DB IOWA HOLDINGS, INC.
DB NORTH CAROLINA HOLDINGS, INC.
DB OKLAHOMA HOLDINGS, INC.
DB TENNESSEE HOLDINGS, INC.
DB TEXAS HOLDINGS, INC.
DB WASHINGTON HOLDINGS, INC.
FINANCE AND COMMERCE, INC.
GATEHOUSE MEDIA ALASKA HOLDINGS, INC.
GATEHOUSE MEDIA ARKANSAS HOLDINGS, INC.
GATEHOUSE MEDIA CALIFORNIA HOLDINGS, INC.
GATEHOUSE MEDIA COLORADO HOLDINGS, INC.
GATEHOUSE MEDIA CONNECTICUT HOLDINGS, INC.
GATEHOUSE MEDIA CORNING HOLDINGS, INC.
GATEHOUSE MEDIA DELAWARE HOLDINGS, INC.
GATEHOUSE MEDIA DIRECTORIES HOLDINGS, INC.
GATEHOUSE MEDIA FREEPORT HOLDINGS, INC.
GATEHOUSE MEDIA GEORGIA HOLDINGS, INC.
GATEHOUSE MEDIA ILLINOIS HOLDINGS II, INC.
GATEHOUSE MEDIA ILLINOIS HOLDINGS, INC.
GATEHOUSE MEDIA INDIANA HOLDINGS, INC.
GATEHOUSE MEDIA IOWA HOLDINGS, INC.
GATEHOUSE MEDIA KANSAS HOLDINGS II, INC.
GATEHOUSE MEDIA KANSAS HOLDINGS, INC.
GATEHOUSE MEDIA LANSING PRINTING, INC.
GATEHOUSE MEDIA LOUISIANA HOLDINGS, INC.
GATEHOUSE MEDIA MACOMB HOLDINGS, INC.
GATEHOUSE MEDIA MANAGEMENT SERVICES, INC.
GATEHOUSE MEDIA MARYLAND HOLDINGS, INC.
GATEHOUSE MEDIA MASSACHUSETTS I, INC.
GATEHOUSE MEDIA MASSACHUSETTS II, INC.
GATEHOUSE MEDIA MICHIGAN HOLDINGS II, INC.
GATEHOUSE MEDIA MICHIGAN HOLDINGS, INC.
GATEHOUSE MEDIA MINNESOTA HOLDINGS, INC.

By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Director

[Signature Page to First Supplemental Indenture]

GATEHOUSE MEDIA MISSOURI HOLDINGS II, INC.
GATEHOUSE MEDIA MISSOURI HOLDINGS, INC.
GATEHOUSE MEDIA NEBRASKA HOLDINGS, INC.
GATEHOUSE MEDIA NEW YORK HOLDINGS, INC.
GATEHOUSE MEDIA NORTH DAKOTA HOLDINGS, INC.
GATEHOUSE MEDIA OHIO HOLDINGS II, INC.
GATEHOUSE MEDIA OHIO HOLDINGS, INC.
GATEHOUSE MEDIA OKLAHOMA HOLDINGS, INC.
GATEHOUSE MEDIA OREGON HOLDINGS, INC.
GATEHOUSE MEDIA PENNSYLVANIA HOLDINGS, INC.
GATEHOUSE MEDIA SOUTH DAKOTA HOLDINGS, INC.
GATEHOUSE MEDIA SUBURBAN NEWSPAPERS, INC.
GATEHOUSE MEDIA TENNESSEE HOLDINGS, INC.
GATEHOUSE MEDIA TEXAS HOLDINGS II, INC.
GATEHOUSE MEDIA TEXAS HOLDINGS, INC.
GATEHOUSE MEDIA VIRGINIA HOLDINGS, INC.
LMG MAINE HOLDINGS, INC.
LMG MASSACHUSETTS, INC.
LMG NATIONAL PUBLISHING, INC.
LMG RHODE ISLAND HOLDINGS, INC.
LMG STOCKTON, INC.
LOCAL MEDIA GROUP HOLDINGS LLC
LOCAL MEDIA GROUP, INC.
MINERAL DAILY NEWS TRIBUNE, INC.
NEWS LEADER, INC.
SEACOAST NEWSPAPERS, INC.
SUREWEST DIRECTORIES
TERRY NEWSPAPERS, INC.
LMG NANTUCKET, INC.
THE MAIL TRIBUNE, INC.
THE NICKEL OF MEDFORD, INC.
THE PEORIA JOURNAL STAR, INC.
THRIVEHIVE, INC.
UPCURVE, INC.
W-SYSTEMS CORP.

By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Director

[Signature Page to First Supplemental Indenture]

ARIZONA NEWS SERVICE, LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member

By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

BRIDGETOWER MEDIA DLN, LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member
BRIDGETOWER MEDIA, LLC
By: Dolco Acquisition, LLC, as its Sole Member
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member
CA FLORIDA HOLDINGS, LLC
By: Cummings Acquisition, LLC, as its Sole Member
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member

By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	President and Chief Executive Officer

[Signature Page to First Supplemental Indenture]

CUMMINGS ACQUISITION, LLC
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member
CYBERINK, LLC
By: GateHouse Media Pennsylvania Holdings, Inc., as its Sole Member
DOLCO ACQUISITION, LLC
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member
ENHE ACQUISITION, LLC
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member
ENTERPRISE NEWSMEDIA HOLDING, LLC
By: GateHouse Media Massachusetts II, Inc., as its Sole Member
ENTERPRISE NEWSMEDIA, LLC
By: Enterprise NewsMedia Holding, LLC, as its Sole Member
By: GateHouse Media Massachusetts II, Inc., as its Sole Member
ENTERPRISE PUBLISHING COMPANY, LLC
By: Enterprise NewsMedia, LLC, as its Sole Member
By: Enterprise NewsMedia Holding, LLC, as its Sole Member
By: GateHouse Media Massachusetts II, Inc., as its Sole Member
GANNETT VENTURES LLC
By: New Media Ventures Group LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member

By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	President and Chief Executive Officer

[Signature Page to First Supplemental Indenture]

GATEHOUSE MEDIA HOLDCO, LLC
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member
GATEHOUSE MEDIA INTERMEDIATE HOLDCO, LLC
By: GateHouse Media, LLC, as its Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member
GATEHOUSE MEDIA OPERATING, LLC
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member
GATEHOUSE MEDIA, LLC
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member
GEORGE W. PRESCOTT PUBLISHING COMPANY, LLC
By: Enterprise NewsMedia, LLC, as its Sole Member
By: Enterprise NewsMedia Holding, LLC, as its Sole Member
By: GateHouse Media Massachusetts II, Inc., as its Sole Member
IDAHO BUSINESS REVIEW, LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member
LAWYER’S WEEKLY, LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member

By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	President and Chief Executive Officer

[Signature Page to First Supplemental Indenture]

LIBERTY SMC, L.L.C.
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member
LONG ISLAND BUSINESS NEWS, LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member
LOW REALTY, LLC
By: Enterprise NewsMedia, LLC, as its Sole Member
By: Enterprise NewsMedia Holding, LLC, as its Sole Member
By: GateHouse Media Massachusetts II, Inc., as its Sole Member
LRT FOUR HUNDRED, LLC
By: Enterprise NewsMedia, LLC, as its Sole Member
By: Enterprise NewsMedia Holding, LLC, as its Sole Member
By: GateHouse Media Massachusetts II, Inc., as its Sole Member
MISSOURI LAWYERS MEDIA, LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member
NEW MEDIA HOLDINGS I LLC
By: Gannett Media Corp., as its Sole Member
NEW MEDIA HOLDINGS II LLC
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member

By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	President and Chief Executive Officer

[Signature Page to First Supplemental Indenture]

NEW MEDIA VENTURES GROUP LLC
By: Gannett Media Corp., as its Sole Member
NEW ORLEANS PUBLISHING GROUP, L.L.C.
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member
NOPG, L.L.C.
By: New Orleans Publishing Group, L.L.C., as its Sole Member
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member
THE DAILY RECORD COMPANY, LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member
THE JOURNAL RECORD PUBLISHING CO., LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member

By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	President and Chief Executive Officer

[Signature Page to First Supplemental Indenture]

THE NWS COMPANY, LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member
UPCURVE CLOUD LLC
By: UpCurve, Inc., as its Sole Member
VENTURES ENDURANCE, LLC
By: Gannett Ventures LLC, as its Sole Member
By: New Media Ventures Group LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member
VENTURES ENDURANCE EVENTS, LLC
By: Ventures Endurance, LLC, as its Sole Member
By: Gannett Ventures LLC, as its Sole Member
By: New Media Ventures Group LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member

By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	President and Chief Executive Officer

[Signature Page to First Supplemental Indenture]

ACTION ADVERTISING, INC.
ALEXANDRIA NEWSPAPERS, INC.
BAXTER COUNTY NEWSPAPERS, INC.
BIZZY, INC.
BOAT SPINCO, INC.
CITIZEN PUBLISHING COMPANY
DES MOINES REGISTER AND TRIBUNE COMPANY
DESK SPINCO, INC.
DETROIT FREE PRESS, INC.
DIGICOL, INC.
EVANSVILLE COURIER COMPANY, INC.
FEDERATED PUBLICATIONS, INC.
GANNETT GP MEDIA, INC.
GANNETT INTERNATIONAL COMMUNICATIONS, INC.
GANNETT MEDIA CORP.
GANNETT MHC MEDIA, INC.
GANNETT MISSOURI PUBLISHING, INC.
GANNETT RETAIL ADVERTISING GROUP, INC.
GANNETT RIVER STATES PUBLISHING CORPORATION
GANNETT SB, INC.
GANNETT SUPPLY CORPORATION
GANNETT VERMONT PUBLISHING, INC.
JOURNAL COMMUNITY PUBLISHING GROUP, INC.
JOURNAL MEDIA GROUP, INC.
JOURNAL SENTINEL INC.
KICKSERV, LLC
MEMPHIS PUBLISHING COMPANY
MULTIMEDIA, INC.
PHOENIX NEWSPAPERS, INC.
PRESS-CITIZEN COMPANY, INC.
REACHLOCAL CANADA, INC.
REACHLOCAL DP, INC.
REACHLOCAL INTERNATIONAL, INC.
REACHLOCAL, INC.
RENO NEWSPAPERS, INC.
SEDONA PUBLISHING COMPANY, INC.
THE ADVERTISER COMPANY
THE COURIER-JOURNAL, INC.
THE DESERT SUN PUBLISHING CO.
THE TIMES HERALD COMPANY
WORDSTREAM, INC.
X.COM, INC.

By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Director

[Signature Page to First Supplemental Indenture]

GANNETT INTERNATIONAL FINANCE LLC

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Manager

By:	/s/ Douglas E. Horne
Name: Douglas E. Horne
Title: Manager

By:	/s/ Polly Grunfeld Sack
Name: Polly Grunfeld Sack
Title: Manager

[Signature Page to First Supplemental Indenture]

AMERICAN INFLUENCER AWARDS, LLC
By: Gannett Ventures LLC, as its Sole Member
ENMOTIVE COMPANY LLC
By: Gannett Ventures LLC, as its Sole Member
GIDDYUP EVENTS, LLC
By: Ventures Endurance, LLC, as its Sole Member
LOCO SPORTS, LLC
By: Ventures Endurance, LLC, as its Sole Member

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

[Signature Page to First Supplemental Indenture]

DEALON, LLC
By: ReachLocal, Inc., as its Sole Member
DES MOINES PRESS CITIZEN LLC
By: Des Moines Register and Tribune Company, as its Sole Member
FOODBLOGS, LLC
By: Grateful Media, LLC, as its Sole Member
By: Gannett Satellite Information Network, LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member
GANNETT PUBLISHING SERVICES, LLC
By: Gannett Satellite Information Network, LLC, as its Managing Member
By: Gannett Media Corp., as its Sole Member
GANNETT SATELLITE INFORMATION NETWORK, LLC
By: Gannett Media Corp., as its Sole Member
GANNETT UK MEDIA, LLC
By: Gannett Media Corp., as its Sole Member
GCCC, LLC
By: Gannett Missouri Publishing, Inc., as its Sole Member
GCOE, LLC
By: Gannett Satellite Information Network, LLC, as its Managing Member
By: Gannett Media Corp., as its Sole Member
GFHC, LLC
By: Gannett Media Corp., as its Sole Member
GNSS LLC
By: Gannett Media Corp., as its Sole Member
GRATEFUL MEDIA, LLC
By: Gannett Satellite Information Network, LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member
IMAGN CONTENT SERVICES, LLC
By: USA Today Sports Media Group, LLC, as its Sole Member
By: Gannett Satellite Information Network, LLC, as its Managing Member
By: Gannett Media Corp., as its Sole Member
LOCALIQ LLC
By: Gannett Media Corp., as its Sole Member
MILWAUKEE MARATHON LLC
By: Ventures Endurance Events, LLC, as Member and Majority In Interest

By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	President and Chief Executive Officer

[Signature Page to First Supplemental Indenture]

REACHLOCAL INTERNATIONAL GP LLC
By: ReachLocal International, Inc., as its Sole Member
SCRIPPS NP OPERATING, LLC
By: Desk Spinco, Inc., as its Sole Member
THANKSGIVING VENTURES, LLC
By: Grateful Media, LLC, as its Sole Member
By: Gannett Satellite Information Network, LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member
USA TODAY SPORTS MEDIA GROUP, LLC
By: Gannett Satellite Information Network, LLC, as its Managing Member
By: Gannett Media Corp., as its Sole Member
YORK DAILY RECORD-YORK SUNDAY NEWS LLC
By: York Newspaper Company, as its Manager
By: York Newspaper Holdings, L.P., as its General Partner
By: York Partnership Holdings, LLC, as its General Partner
By: Texas-New Mexico Newspapers, LLC, as its Managing Member
By: The Sun Company of San Bernardino, California LLC, as its Managing Member
By: Gannett Media Services, LLC, as its Sole Member
By: Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc. as its Member
By: York Partnership Holdings, LLC, as its General Partner
By: Texas-New Mexico Newspapers, LLC, as its Managing Member
By: The Sun Company of San Bernardino, California LLC, as its Managing Member
By: Gannett Media Services, LLC, as its Sole Member
By: Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc. as its Member

By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	President and Chief Executive Officer

[Signature Page to First Supplemental Indenture]

YORK DISPATCH LLC
By: York Newspaper Company, as its Manager
By: York Newspaper Holdings, L.P., as its General Partner
By: York Partnership Holdings, LLC, as its General Partner
By: Texas-New Mexico Newspapers, LLC, as its Managing Member
By: The Sun Company of San Bernardino, California LLC, as its Managing Member
By: Gannett Media Services, LLC, as its Sole Member
By: Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc. as its Member
By: York Partnership Holdings, LLC, as its General Partner
By: Texas-New Mexico Newspapers, LLC, as its Managing Member
By: The Sun Company of San Bernardino, California LLC, as its Managing Member
By: Gannett Media Services, LLC, as its Sole Member
By: Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc. as its Member

By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	President and Chief Executive Officer

[Signature Page to First Supplemental Indenture]

YORK NEWSPAPER COMPANY
By: York Newspaper Holdings, L.P., as its General Partner
By: York Partnership Holdings, LLC, as its General Partner
By: York Newspaper Holdings, L.P., as its General Partner
By: Texas-New Mexico Newspapers, LLC, as its Managing Member
By: The Sun Company of San Bernardino, California LLC, as its Managing Member
By: Gannett Media Services, LLC, as its Sole Member
By: Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc. as its Member
By: York Partnership Holdings, LLC, as its General Partner
By: Texas-New Mexico Newspapers, LLC, as its Managing Member
By: The Sun Company of San Bernardino, California LLC, as its Managing Member
By: Gannett Media Services, LLC, as its Sole Member
By: Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc. as its Member

By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	President and Chief Executive Officer

[Signature Page to First Supplemental Indenture]

YORK NEWSPAPERS HOLDINGS, L.P.
By: York Partnership Holdings, LLC, as its General Partner
By: Texas-New Mexico Newspapers, LLC, as its Managing Member
By: The Sun Company of San Bernardino, California LLC, as its Managing Member
By: Gannett Media Services, LLC, as its Sole Member
By: Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc., as its Member
YORK NEWSPAPERS HOLDINGS, LLC
By: York Newspaper Holdings, L.P., as its Sole Member
By: York Partnership Holdings, LLC, as its General Partner
By: Texas-New Mexico Newspapers, LLC, as its Managing Member
By: The Sun Company of San Bernardino, California LLC, as its Managing Member
By: Gannett Media Services, LLC, as its Sole Member
By: Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc. as its Member
YORK PARTNERSHIP HOLDINGS, LLC
By: Texas-New Mexico Newspapers, LLC, as its Managing Member
By: The Sun Company of San Bernardino, California LLC, as its Managing Member
By: Gannett Media Services, LLC, as its Sole Member
By: Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc. as its Member

By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	President and Chief Executive Officer

[Signature Page to First Supplemental Indenture]

DESERT SUN PUBLISHING, LLC
By: Gannett Media Services, LLC, as its Sole Member
By: Gannett Co., Inc., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc. as its Member
GANNETT MEDIA SERVICES, LLC
By: Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc. as its Member
SALINAS NEWSPAPERS LLC
By: Gannett Media Services, LLC, as its Sole Member
By: Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc. as its Member
TEXAS-NEW MEXICO NEWSPAPERS, LLC
By: The Sun Company of San Bernardino, California LLC, as its Member
By: Gannett Media Services, LLC, as its Sole Member
By: Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc. as its Member
THE SUN COMPANY OF SAN BERNARDINO, CALIFORNIA LLC
By: Gannett Media Services, LLC, as its Sole Member
By: Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc., as its Member
VISALIA NEWSPAPERS LLC
By: Gannett Media Services, LLC, as its Sole Member
By: Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc., as its Member

By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	President and Chief Executive Officer

[Signature Page to First Supplemental Indenture]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:	/s/ William Sicking
	Name:	William Sicking
	Title:	Vice President

[Signature Page to First Supplemental Indenture]